SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1933

                         Date of Report:  April 19, 2001

                       Commission File Number:  000-60567

                             Premier Axium ASP, Inc.

                     (formerly Last Company Clothing, Inc.)
 Nevada                                                               88-0422308
(Jurisdiction  of  Incorporation)        (I.R.S.  Employer  Identification  No.)

9025  Wilshire  Blvd.,  Suite  400,  Beverly  Hills,  CA                   90211
(Address  of  principal  executive  offices)                         (Zip  Code)

Registrant's  telephone  number,  including  area  code:        (310)  786-8434


                                  INTRODUCTION

     This Current Report announces the closing of one acquisition, a name change, and the definitive letter of intent for a further significant acquisition.

     We  will  abbreviate  Last  Company  Clothing,  Inc.  as  "LCCP".

     We  will  abbreviate  Premier  ASP,  Inc. (acquired Delaware subsidiary) as
"PASP". LCCP has just acquired PASP and changed its name to Premier Axium ASP, Inc. (Nevada). References to PASP in this Report are therefore to the private acquired company, and not to LCCP as so renamed, for clarity.

     We will abbreviate Axium ASP Inc. (and its related companies collectively) as "ASP". Please see Item 5 for information about our intention to acquire ASP.

     LAST COMPANY CLOTHING, INC. ("LCCP"). Information about our company can be found in our December 31, 2000 Annual Report filed on Form 10-KSB. Additional information on LCCP can be found in its public filings that can be accessed electronically by means of the SEC's home page on the Internet at http://www.sec.gov or at other Internet sites such as http://www.freeedgar.com, as well as by such other means from the offices of the SEC as detailed herein with respect to LCCP s public filings.

     PREMIER ASP, INC. ("PASP"). Premier was a privately-held, corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware, incorporated September 26, 2000. The business plan of PASP is discussed in Item 1 of this Report. PASP shareholders consisted of twenty seven shareholders, who own a total of 10,000 shares, respectively. These shares were issued by PASP for services rendered and other considerations.

     PASP S executive offices are located at 9025 Wilshire Blvd., Suite 400, Beverly Hills, CA 90211 with the sales and service office at, 1045 W. Katella Ave., Suite 300, Anaheim, California 92867. The telephone number is (310) 786-8434.

     ASP.  For  information  about  ASP,  please  see  Item  5  of  this Report.

                                        1


     ITEM 1. CHANGE OF CONTROL OF REGISTRANT. Yes. Reference is made to our late February filing pursuant to section 14(c). The following information statement was furnished to shareholders of record on February 26, 2001, of Last Company Clothing, Inc. in connection with the following actions taken by written consent of holders of a majority of the outstanding shares of our common stock entitled to vote on the following proposals:

     1. We acquired all of the issued and outstanding shares or stock of Premier ASP, Inc. ( Premier ), as a wholly owned subsidiary in exchange for the issuance of 40,000,000 new investment shares of our common stock, subject to satisfaction of the terms and conditions set forth in the attached Share Purchase Agreement and Plan of Reorganization (see Annex A of Information Statement). The 40,000,000 shares were issued to twenty seven PASP shareholders pursuant to section 4(2) of the Securities Act of 1933.

     2.     We  changed  our  corporate  name  to  Premier  Axium  ASP,  Inc.

     3. We increased the authorized capital, to 1,000,000,000 (one billion) shares of common stock and created 1,000,000 (one million) shares of Class A preferred stock of par value $10 (ten) dollars.

     4. Our shareholders elected Curtiz J. Gangi and Frank Wright to serve as our board of directors until our next annual meeting. [Please see Item 5(c) for more information.]

     5.     We  ratified  the  appointment  and  continuation  of  Chisholm  &
Associates  as  our  auditors.

     This acquisition transaction closed effective March 29, 2001. LCCP had only one class of voting stock outstanding, namely its common stock before the acquisition of PASP. Of the newly created preferred shares, none have been issued to date. This Company's Common Voting Stock consisted of par value $0.001 per share, of which 100,000,000 shares were authorized and 97,936,000 shares were issued and outstanding as of the Record Date, February 26, 2001. Each outstanding share was entitled to one vote. Only shareholders of record at the close of business on the Record Date were entitled to notice. Nevada Rev. Stat. Ann. Section 78.320 of the Nevada law permits stockholders to approve such an action by written consent without the necessity of a shareholders meeting. Under the Nevada law, our shareholders do not have dissenters' rights in connection with any of the actions that were approved as disclosed in our Information Statement.

     PASP shareholders who owned shares at the record date of February 26, 2001, received 4,000 shares of LCCP stock for each PASP share owned. No dissenter's rights were asserted. The ratio of LCCP shares that were distributed to PASP shareholders was calculated by dividing the 40,000,000 shares received from LCCP for the acquisition of PASP by 10,000, which is the number of shares issued and outstanding for PASP.


 (A) BUSINESS OF PASP. Premier is a start-up comprehensive HR outsourcing provider initially formed to take advantage of changes in the outsourcing industry, particularly the move by companies to identify a one-stop solution provider for their payroll processing, human resource administration, benefits administration, and risk management functions (collectively, "HR"). On September 26, 2000, Premier registered Premier ASP, Inc. as a Delaware Corporation and Premier Products and Resources, Inc. a California registered subsidiary of Premier ASP, Inc. to fully embrace and extend the HR technology and connectivity represented by the e-revolution. We believe that PremierASPVentures.com will be a dynamic web-centric service delivery portal, which will assist existing clients and other companies with re-engineering the delivery and management of their HR services. Premier s clients will be able to choose from either bundled or unbundled services offered by PremierASPVentures.com. Bundled services include all of the HR functions, employer e-Services and employee e-Services managed under a client service agreement. Unbundled services include one or more HR functions or e-Services obtained by our clients through a subscription-based web-enabled platform. Premier s web-centric Application Service Provider ( ASP )

                                        2


model enables businesses and their employees to migrate HR functions to a largely self-service and fully integrated delivery model. The newly available connectivity and accessibility will enable future clients to achieve cost reductions in HR administration and delivery while obtaining access to other desirable products and services. PremierASPVentures.com will be an affordable, flexible and a scalable e-Source solution for businesses faced with the growing need to outsource non-core HR functions.

     Premier s user-friendly PremierASPVentures.com interface, combined with their proprietary technology and Web enterprise platform, will provide support on a 365/24/7 basis for a client s employees and managers, regardless of location or company business model. By combining easy access through the Internet with their extensive database, they will provide a comprehensive data and information repository that supports dynamic information flow and communication between employees and employers. By leveraging the large numbers of employees under the PremierASPVentures.com umbrella with their web centric service delivery model, employers benefit from reduced overhead costs, reduced cost of benefits, increased benefit availability and quality and shorter time-to-benefit. Employee s benefit by having access to cost-effective benefits, paperless enrollment and access to discounted affinity products and services.

     Premier will be providing HR services under a service contract to thousands of worksite employees at fiscal year-end 2001 with plans to grow to service worksite employees through acquisition of competing HR worksite providers or new client service agreements (CSA s)

     MARKET OPPORTUNITY. According to the Dataquest division or the Gartner Group, the worldwide HR outsourcing market is projected to grow from approximately $26.2 billion in 2000 to approximately $76.4 billion in 2004. Dataquest estimates the market for integrated, multi-process HR outsourcing will grow from over $900 million in 1999 to more than $12 billion by 2003 in the U.S. alone. This creates opportunities for PremierASPVentures.com to offer specialized expertise and cost-effective solutions for managing a company s business. The widespread use of the Internet will transform employee administrative functions and benefit delivery processes. Business to Business ( b2b ) and Business to Employee (b2e ) opportunities are abundant and growing, and Premier will leverage our existing and developing technologies, relationships and partnerships to embrace and extend these trends.

     BUSINESS OBJECTIVE. Premier s objective is to become the leading provider of comprehensive HR outsourcing services and affinity products and services by leveraging their robust Web based IT service delivery system with our extensive brick and mortar marketing relationships to project a point and click business model on the Web. The seamless connectivity of their PremierASPVentures.com web portal to their extensive database will differentiate Premier s service delivery model from traditional employee administration systems by utilizing technology to enable HR self-service at a distance. Premier intends to leverage the power of the Internet with their web-centric ASP platform implementing a b2b and b2e framework to facilitate communications throughout their clients organizations, and by standardizing their clients HR processes, to promote access to both their comprehensive knowledge base and the service and product offerings of third party vendors.

     BUSINESS STRATEGY. By providing a comprehensive, flexible, connected and scalable solution that integrates all of the people, processes, technologies and third party vendors, Premier s strategy is to implement and maintain HR best practices and realize economies of scale in order to achieve both increased employee productivity and lower costs for their clients. PremierASPVentures.com will generate revenue by offering bundled HR services and Premier will generate additional revenue by offering not only unbundled HR services, but obtain incremental, higher margin revenues by offering value-added employee benefits and financial services products delivered under the umbrella of their comprehensive HR web based and traditional HR services and companies. In addition to expanding their internal sales team, their marketing and growth strategy uses an aggressive acquisition strategy and traditional

                                        3


relationship-based selling with certified public accountants, local union affiliates and insurance broker/agents who can introduce the account servicing teams to small and medium-sized business owners.


 (B) EVENTS THAT FOLLOWED ACQUISITION. The Board of Directors of the resulting company, following the acquisition: (i) immediately canceled eighty-seven million nine hundred and ninety thousand (87,990,000) restricted shares previously issued; (ii) Elected Curtiz J. Gangi and Frank Wright as Officers and Directors of our Corporation; and (iii) all previous Directors of the LCCP resigned after the new directors took office. Following all required actions by the Board of Directors of LCCP, There are a total or forty-nine million, nine hundred and forty-six thousand (49,946,000) shares issued and outstanding.


                        January 1, 2001                     97,936,000
                        Affiliate Cancellation             (87,990,000)
                        -----------------------------------------------
                        Subtotal                             9,946,000
                        Issue for PASP                      40,000,000
                        -----------------------------------------------
                        Total                               49,946,000
                        ===============================================

 (C) NEW BOARD OF DIRECTORS. Curtiz J. Gangi and Frank Wright have been elected to serve until the next meeting of shareholders. The business experience and biographies of the new Directors are as follows:

     Curtiz J. Gangi, age 55, has been an executive in the computer software and hardware industry for over twenty years. Currently he serves as CEO and member of the Board of Directors for the private Company Premier ASP since September 2000. From September 1996 to May 2000 he was the CEO and Chairman of the Board for MuSE Technologies, Inc. in Albuquerque, NM, an advanced multi-user software environment and application publisher. Prior to 1996 he has held positions such as COO for VIScorp in Chicago, IL, a hardware/software developer and content provider; CEO and President for Foton, Inc. in Arlington Heights, IL, a computer software developer and software publisher; President and General Manager for TimeWorks, Inc. Northbrook, IL, a computer software developer and CD Rom software publisher; Vice President of Marketing and Sales for Commodore International, Ltd. In West Chester, PA, a computer manufacturer and CD Rom software publisher; Executive Vice President of Marketing and Sales for Icom Simulations, Inc. in Wheeling, IL, a multi-media software developer and CD Rom and cartridge software publisher; Vice President of Marketing and Sales for Cinemaware Corporation in Westlake Village, CA, a multi-media software developer and CD Rom and cartridge software publisher; Officer of System Sales of Qantel Business Computer Systems, Inc. in Oakbrook, IL, a computer system sales company; and as a Financial Commodity Broker for the Chicago Board of Trade.

     Francis Merton (Frank) Wright CPA, age 79, has over fifty years in accounting experience. He began the practice of accounting in 1949 with Peat, Marwick, Mitchell, was first elected to a partnership in 1959 and continued until retiring in 1984. The present name of the firm is Peat, Marwick, Main KMG after merging with Main, Hurdman KMG. From 1949 to 1969 he specialized in industries such as agri-corporations, petroleum and gas, heavy constructions in connections with missile installations, and finance. Thereafter, with the inception of Medicare and Medicaid, his entire efforts were devoted to the health care industry. Most recently he held the position of Partner-In-Charge for the Health Care Division for the past ten years. His responsibilities included directing and participating in performing numerous financial feasibility studies for hospitals and business organizations. His education includes a Bachelor of Arts in Business Administration from Syracuse University with additional studies at Woodbury University and various other schools and

                                        4


courses in compliance with the requirement that CPA s are compelled to complete 80 hours of relevant continuing education each year.


 (D) SECURITY OWNERSHIP OF MANAGEMENT, AFFILIATES AND 5% BENEFICIAL OWNERS. Disclosure is now provided, based upon the best information available as of the preparation of this Report, of the security ownership following the acquisition.

Name and Address of Beneficial Owner             Ownership                 %
--------------------------------------------------------------------------------
Curtiz J. Gangi                                  2,400,000               4.81
9025  Wilshire  Blvd.  Suite  400
Beverly  Hills  CA  90211
--------------------------------------------------------------------------------
Francis Merton (Frank) Wright CPA                   68,000               0.14
9025  Wilshire  Blvd.  Suite  400
Beverly  Hills  CA  90211
--------------------------------------------------------------------------------
All Officers and Directors as a Group            2,468,000               4.94
--------------------------------------------------------------------------------
Tracey Haggerty (1)                                 68,000               0.14
--------------------------------------------------------------------------------
Platinum  Consulting  Corp.  (1)
Tracey Haggerty President                       21,700,000              43.45
--------------------------------------------------------------------------------
(1) Affiliate Subtotal                          21,768,000              43.58
--------------------------------------------------------------------------------
All Management and  Affiliates                  24,236,000              48.52
--------------------------------------------------------------------------------
Reference Only: Total Shares Outstanding        49,946,000             100.00
--------------------------------------------------------------------------------



 ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS. Yes. Please see Item 1 preceding, and Item 5 following.

          ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT. None.

                    ITEM 3. BANKRUPTCY OR RECEIVERSHIP. None.

     ITEM 5. OTHER EVENTS. On or about April 17, 2001, we signed a definitive agreement to acquire Axium ASP Inc. ("ASP") and its related companies. The agreement called for exchange of common shares of between us and ASP.

     ASP is a production payroll and accounting services company for the entertainment industry. The scope of business relates to the production of feature films, television, commercials and music videos. Production payroll accounting software and support services are the two main product categories that ASP offers to its extensive client base. ASP (and related companies) have realized tremendous growth in revenues, from $40 million to approaching $1 billion, in the last 13 years. ASP has achieved this growth while also securing a reputation as the leader in developing cutting-edge software applications for the production segment of the worldwide entertainment industry.

     Collectively, more than 300 studios, networks and independent production clients count on ASP to meet their complex individual payroll needs. Some clients with established long-term relationships include Disney, Fox, HBO, Miramax, Showtime, Sony, Turner, Universal and Viacom.

     ASP has five offices worldwide, one foreign affiliate, and is the only production payroll and accounting services company with wholly-owned foreign offices in both Canada and Europe. The business has headquarters in Burbank, California, with branch offices in New York, Canada (Toronto and Vancouver), England (London), and an Australian affiliate.

                                        5


     Ruben  Rodriguez  will  remain  CEO and President of the wholly-owned ASP.

   FINANCIAL STATEMENTS will be filed in connection with our next Quarterly Report on Form 10-QSB, for the three months ended March 30, 2001.


     EXHIBIT

     (8k):10.1  Plan  of  Reorganization:  LCCP  and  PASP



                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the date indicated.


                             Premier Axium ASP, Inc.

                     (formerly Last Company Clothing, Inc.)

                                       by



 /s/Curtiz  J.  Gangi               /s/Francis  Merton  Wright
    Curtiz  J.  Gangi                  Francis  Merton  Wright
    Director                           Director

                                        6


--------------------------------------------------------------------------------
                                EXHIBIT (8K):10.1

                      PLAN OF REORGANIZATION: LCCP AND PASP
--------------------------------------------------------------------------------

                                        7


                            SHARE EXCHANGE AGREEMENT
                                       AND
                             PLAN OF REORGANIZATION
                                       BY
                           LAST COMPANY CLOTHING, INC.
                                PREMIER ASP, INC.
                                       AND
                      THE SHAREHOLDERS OF PREMIER ASP, INC.
                          DATED AS OF FEBRUARY 23, 2001

AGREEMENT AND PLAN OF REORGANIZATION ("Agreement") dated February 23, 2001 between Last Company Clothing, Inc., a Nevada corporation ("Buyer" or "LCCP"), premier ASP, Inc. and the stockholders (each individually a "Stockholder" and collectively the "Stockholders") of Premier ASP, Inc., a Delaware corporation ("Company").

     The Stockholders own an aggregate of ten thousand (10,000) shares of voting common stock, $1.00 par value, of the Company, constituting all of the issued and outstanding capital stock of the Company (the "Shares"). The Buyer desires to acquire all of the Shares for voting common shares, $0.001 par value, of the Buyer, in an exchange that qualifies under Sections 354 and 368 of the Internal Revenue Code of 1954, as amended.

     This Agreement is being entered into for the purpose of implementing the foregoing desires, and sets forth the terms and conditions pursuant to which the Company and the Stockholders are selling to the Buyer, and the Buyer is purchasing from the Company and the Stockholders solely in exchange for 100% of the voting common shares of the Buyer, for all of the issued and outstanding Shares of the Company.

     In consideration of the mutual agreement contained herein, the parties agree as follows:

     I.     SALE  OF  THE  SHARES

          1.01. SHARES Being Exchanged. Subject to the terms and conditions of this Agreement, at the Closing provided for in Section 2.01 hereof (the "Closing"), each Stockholder is selling, assigning and delivering to the Buyer the number of Shares set forth in the column marked "Company Shares Owned" on Schedule A, opposite the name of such Stockholder.

         1.02. CONSIDERATION. Subject to the terms and conditions of this Agreement, the Buyer is delivering at the Closing in full payment for the aforesaid sale, assignment and delivery of the Shares, an aggregate of forty million (40,000,000) Common Shares of the Buyer, par value $0.001 per share (the "Buyers" Shares), each Stockholder receiving the number of Buyer's Shares Allocated " on Schedule A.

     II.     CLOSING

          2.01. TIME AND PLACE. The closing of the transaction contemplated by this Agreement is taking place at the offices of the Buyer on or about 20 days following the mailing to the shareholder of the Buyer a Definitive Information Statement pursuant to Rule 14c of the Securities Exchange Act of 1934.

          2.02     DELIVERIES  BY  THE  STOCKHOLDERS.  At  the  Closing,  the
Stockholders are delivering to the Buyer (unless previously delivered) the following:

          2.02 (A). Certificates representing the Shares duly endorsed or accompanied by stock powers duly executed and otherwise in form acceptable for transfer on the books of the Company.

          2.02 (B). The stock books, stock ledgers, minute books and corporate seal of the Company (all other books and records of the Company being located in the Company's corporate premises).

                                        8


          2.02 (C). The contracts and agreements referred to in Section 4.18 hereof.

          2.02 (D). All other previously undelivered items required to be delivered by the Stockholders to the Buyer at or prior to the Closing.

          2.03. (A) To the Stockholders, (i) certificates representing forty million (40,000,000) Buyer's Shares, in accordance with Section 1.02 hereof, and
(ii) all disclosures previously requested in addition to undelivered items required to be delivered by the Buyer to the Stockholders at or prior to Closing.

          2.04. Actions by the Buyer. At the Closing, the Board of Directors of the Buyer shall: (i) immediately cancel eighty-seven million nine hundred and ninety thousand (87,990,000) restricted shares previously issued, and (ii) Elect to the Board of Directors of the Buyer any number of qualified individuals nominated by the, Stockholders of the Company. and (iii) all previous Directors of the Buyer shall immediately resign following such election. Therefore, following all required actions by the Board of Directors of Buyer: there will be a total or forty-nine million. nine hundred and forty-six thousand (49,946,000) Buyer's shares issued and outstanding and the Board or Directors of Buyer shall be only those individuals nominated by the Stockholders of the Company. It is anticipated that the Board of Directors of Buyer will change the name of the Buyer.

     III.  RELATED  TRANSACTIONS

          3.01.     There  are  no  other  related  transactions.

     IV.  REPRESENTATIONS  AND  WARRANTIES  OF  THE  STOCKHOLDERS

          The Stockholders hereby represent and warrant jointly and severally ("except that in the case of Section 4.01 and 4.02 hereof the representations and warranties contained therein are made severally by the Stockholder) to the Buyer as follows:

          4.01. TITLE TO THE SHARES. Each Stockholder owns, and is transferring to the Buyer at the Closing, good, valid, and marketable title to the number of Shares set forth opposite the name of such stockholder in Section
1.01 hereof, free and clear of all liens, claims, options, charges and encumbrances whatsoever.

          4.02.  VALID  AND  BINDING  AGREEMENTS.  As  to each Stockholder, this
Agreement constitutes the valid and binding agreement of such Stockholder, enforceable in accordance with its terms.

          4.03.  Organization  of  the  Company,  as  listed  in  Schedule  9.

                                        9


          4.03 (A). The (company is a corporation duly organized, validly existing and if, good standing under the laws of the State of Delaware, and has the corporate power and authority to carry on business as presently conducted,

          4.03 (B). The copies of the Articles of Incorporation, and all amendments thereto, of the Company, as certified by the Secretary of State of Delaware and of the ByLaws, as amended to date, of the Company, as certified by its Secretary, which have heretofore been delivered to the Buyer, are complete and correct copies of the Articles of Incorporation and Bylaws of the company as amended and in effect on the date hereof. All Minutes of the Company are contained in minute books of the Company heretofore furnished to the Buyer for examination and being delivered to the Buyer at the Closing, and no minutes have been included in such minutes books since such examination by the buyer that have not also been furnished to the Buyer.

          4.03 (C). The Company is licensed or qualified to do business as a foreign corporation in any jurisdiction and is not required to be so licensed or qualified or, if required, the failure to be so licensed or qualified will not have a material adverse effect on or result in any material liability to the Company.

          4.04.  Capitalization  of  the  Company.

          4.04 (A). The authorized capital stock of the Company consists solely of ten thousand (10,000) shares of common stock, $1.00 par value, of which ten thousand (10,000) shares are outstanding and no shares are held as treasury shares. All issued shares of the Company are duly authorized, validly issued an outstanding , fully paid, and no assessable.

          4.04 (B). Except for the Shares, there are no shares of capital stock or other securities of the Company outstanding; there are no options, warrants or rights to purchase or acquire any securities of the Company.

          4.05. SUBSIDIARIES AND AFFILIATES. Except for the securities identified on the Balance Sheet (as defined in Section 4.08 hereof), the Company owns 100% capital stock of a corporation and has direct interest in its business. List of subsidiaries and affiliates on Schedule 7.

          4.06 NO VIOLATION OF AGREEMENTS. Neither the execution nor delivery of the Agreement, nor the consummation of the transactions contemplated hereby violates or will violate, or conflicts with or will conflict with, or constitutes a default under or will constitutes a default under any documents relating to the Company.

          4.07  FINANCIAL  STATEMENTS

          4.07 (A). The Stockholders have delivered to the Buyer audited financial statements for the year ended December 31, 2000.


          4.07 (B) The Company hereby agrees to furnish to Buyer quarterly financial statements of the Company. These quarterly statements are due within thirty (30) days following the end of a fiscal quarter. No quarterly financial statement need be provided for the last quarter of the fiscal year. The format of such reports will be specified by the Buyer at the time of closing and may be subsequently changed by the Buyer, from time to time, by giving the Company thirty (30) days notice of such change.

          4.08. NO UNDISCLOSED LIABILITIES Except as set forth on the Balance Sheets, nether the Company or its Stockholders know of any basis for the assertion of liabilities or against the Company not reflected on the Balance Sheets.

          4.09. Absence of Certain Changes, Subject to the most recent Balance Sheets, there have been no material adverse changes in the financial condition of the Company.

                                       10


          4.11 TITLE TO PROPERTIES. Except as otherwise reflected on the Balance Sheet, the Company has good, valid and marketable title to all its properties and assets, real, personal and mixed, tangible and intangible, including, without limitation, the properties and assets reflected in the Balance Sheet.

          4.12. FIXED ASSETS. Schedule I lists the fixed assets of the Company. Furthermore, the Company warrants all such property to be in good condition or sound working order with no known defects. Furthermore, neither the Company nor any Stockholder has received 'any notification that than is any violation of any building, zoning, or other law, ordinance or regulation in respect of such property and to the best of their knowledge, no such violation exists.

          4.13. LEASES. Schedule 2 lists any and all leases the Company is a party thereto. The Company asserts each said lease is valid, binding and enforceable in accordance with its terms, and is in full force and effect.

          4.14. PATENTS, Trademarks, Trade Names, etc. Schedule 3 lists any and all patents, trademarks, trade names, etc. owned by, under license to or used by the Company.

          4.15. LITIGATION. The Company know of no actions, proceedings, or investigations pending or, to the best knowledge and belief of the Company and the Stockholders, threatened by or against the Company.

          4.16. INSURANCE. The policies of fire, liability, workmen s compensation and product liability are not in effect with respect to the Company and its operations. Schedule 4 lists all insurance policies.

          4.17.BANK  ACCOUNTS.  The  Company  bank  account(s)  are  listed  in
Schedule  5  including  bank,  branch  and  account  number(s).

          4.18. CONTRACTS AND COMMITMENTS. In addition to and specifically identified in the Balance Sheet, the Company has contracts, commitments, arrangements or understandings that are material to its business, operations, financial condition or prospects, except any lease(s) identified in 4.13 above.
Schedule  6  lists  all  such  agreements.

          4.19. COMPLIANCE WITH APPLICABLE LAW. The Company has duly complied, in respect of its operations, real property, machinery and equipment, all other property, practices, and all other aspects of its business, with all applicable laws (whether statutory or other wise). Rules, regulations, ordinances, judgments, and decrees of all governmental authorities (federal, state, local or other "laws"), including, but not limited to, the Federal Occupational Safety and Health Act and all Laws relating to environmental protection and conservation. Neither the Company nor any Stockholder has received any notification of any asserted present or past failure to comply.

          4.20. DISCLOSURE. All facts material to all assets, business, operations, financial condition, and prospects of the Company are reflected in the Balance Sheet, or have been disclosed herein, or have been disclosed to the Buyer in writing. No representation or warranty by the Stockholders contained in this Agreement and no statement contained in any certificate, schedule, list or other writing furnished to the Buyer pursuant to the provisions hereof, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein not misleading.

     V. REPRESENTATIONS AND WARRANTIES OF THE BUYER The buyer hereby represents and warrants as follows:

          5.01. ORGANIZATION OF THE BUYER, The Buyer is a corporation duly organized, validly existing and in good standing under the laws of Nevada and has the corporate power and authority to carry on its business as presently conducted and to enter into and perform this Agreement.

          5.02. AUTHORIZATION. The execution and delivery of this Agreement by the Buyer and the consummation by the Buyer of the transactions contemplated

                                       11


hereby have been duly authorized by the Buyers Board of Directors and the approval thereof by the Buyers Stockholders required by law prior to closing, and the Buyer is delivering at the Closing a complete and correct copy, certified by its Secretary or Assistant Secretary, of the relevant resolutions adopted at the meeting or meetings at which such authorization took place.

          5.03. VALID AND BINDING AGREEMENT. This Agreement constitutes a valid and binding agreement of the Buyer, enforceable in accordance with its terms.

          5.04. NO VIOLATION. Neither the execution and delivery of this Agreement nor the consummation by the Buyer of the transactions contemplated hereby violates or conflicts with the certificate of incorporation or by-laws of the Buyer or any agreement or other restriction of any kind of which the Buyer is a party or by which it is bound.

          5.05. NO PREEMPTIVE RIGHTS. The stockholders of the Buyer are not by virtue of their ownership of the Buyers common share entitled to any preemptive rights or subscription privileges with respect to the Buyers Shares to be issued hereunder.

          5.06. DELIVERY OF REPORTS. The Buyer will deliver to each of the shareholders and the Company its Annual Report for the fiscal year ending December 31, 2000.

          5.07. VALIDITY OF THE BUYER'S SHARES. All of the Buyers Shares being delivered hereunder are duly authorized, validly issued, and outstanding, fully paid and non-assessable, and have been approved (subject to official notice of issuance) for listing on the NASD OTCBB.

          5.08. COMPLIANCE WITH RULE 144. Upon receipt from time to time of written notice from any Stockholder that such Stockholder presently intends to make routine sales of the Buyers Shares under Rule 144 promulgated under the Securities Act of 1933, as amended (the "Act"), the Buyer will use its best efforts to make available the information necessary under Rule 144(c) to enable such sales to be made. Such obligation will continue until the earlier of the completion of all sales then intended to be made by the Stockholder or the end of the three month period commencing on the date of such notice, provided that a further notice indicating a continued present intention to make routine sales of the Buyer's Shares under Rule 144 shall be deemed a new notice for purposes of this Section 5.08.

     VI.  SURVIVAL  OR  REPRESENTATIONS;  INDEMNIFICATION;  SET-OFF

          6.01. SURVIVAL OF REPRESENTATIONS. All representations, warranties, and agreements made by any party in this Agreement or pursuant hereto shall survive the Closing hereunder and any investigation at any time made by or on behalf of any party hereto

          6.02. STATEMENTS AS REPRESENTATIONS. All Statements contained in any certificate, schedule, list, document, or other writing delivered pursuant hereto or in connection with the transactions contemplated hereby shall be deemed representations and warranties within the meaning of Section 6.01 hereof.

     VII.  PROVISIONS  REGARDING  BUYER'S  SHARES

          7.01. REPRESENTATIONS BY THE STOCKHOLDERS. Each Stockholder represents and warrants to the Buyer that it is his present intention to acquire the Buyer's Shares for investment and not with a view to the distribution or resale thereof, and is confirming such intention to the Buyer by letter simultaneously with the execution hereof.

          7.02. AGREEMENTS BY THE STOCKHOLDER. Each Stockholder agrees that he will not offer, sell transfer, assign, mortgage, pledge or otherwise dispose of or encumber any of the Buyers Shares delivered to him pursuant to this Agreement (a) if such action would prevent the Buyer from accounting for the acquisition of the Shares as a "pooling of interests" and (b) unless (i) in the

                                       12


opinion of counsel to the Buyer or in the opinion of the Division of Corporate Finance (the "Division") of the Securities and Exchange Commission (the "Commission") expressed in a "no action" letter (which letter and the request therefore shall be in form and substance satisfactory to. counsel for the Buyer) registration of such sales under the Act, and the rules and regulations of the Commission therefore, as then in effect, is not required in connection with such transaction; (ii) sale of the buyer's Shares is permissible under Rule 144 of the Commission under the Act, in which event the Stockholder shall furnish the Buyer with an opinion of counsel (which counsel shall be reasonably satisfactory to counsel for the Buyer and which opinion shall be in form and substance reasonably satisfactory to the Buyer) the effect that the sale of the Buyer's Shares proposed to be sold is permissible under Rule 144, provided that the Buyer agrees to make such representation as may be reasonably requested by such counsel and that the Buyer can then accurately make concerning the Buyer's qualification under Rule 144 (c); or (iii) a registration statement under the Act is then in effect with respect to such shares and the purchase or transferee has been furnished with a prospectus meeting the requirements of Section 10 of the Act.

          7.03. LEGEND, ETC, Each Stockholder agrees that the Buyer may endorse on any certificate for the Buyer's Shares to be delivered to or on behalf of the Stockholder pursuant to this Agreement an appropriate legend referring to the provision of Section 8.01 and 8.02 hereof, and that the Buyer may instruct its transfer agent not to transfer any such shares unless advised by the Buyer that such provision has been complied with.

     VII.      MISCELLANEOUS

          8.01. FURTHER ASSURANCES. From time to time, at the Buyer's request and without further consideration, each stockholder will execute and deliver to the Buyer such documents and take such action as the Buyer may reasonably request in order to consummate more effectively the transactions contemplated hereby and to vest in the Buyer good, valid and marketable title to the Shares.

          8.02. PARTIES IN INTEREST. Except as otherwise expressly provided herein, all the terms and provision of this agreement shall be binding upon, shall inure to the benefit of, and shall be enforceable by the respective heirs, beneficiaries, personal and legal representatives, successors, and assigns of the parties hereto.

          8.03. ENTIRE AGREEMENT. This Agreement, including the exhibits, schedules, lists and other documents and writing referred to herein or delivered pursuant hereto, which form a part hereof, contains the entire understanding of the parties with respect to this subject matter.

          8.04. HEADINGS, ETC. The section and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretations of this Agreement.

          8.05. NOTICE. All notice, request, demands and other communications hereunder ("Notices") shall be in writing and shall be deemed to have been duly given if delivered or mailed (registered or certified mail, postage prepaid, return receipt requested) as follows:

          If  to  Premier ASP, Inc.     To the address(es) set forth on Schedule
A.

          If  to  the  -buyer:
          Attention  To     Kirt  W.  James,  President
          Company     Last  Company  Clothing,  Inc.
          Address     24843  Del  Prado  Suite  318
          City,  State,  Zip     Dana  Point,  California  92629

     Or such other address(es) as any party may have furnished to the others in writing in accordance herewith, except that Notices of change of address(es) shall only be effective upon receipt. All Notices shall be deemed received on the date of delivery or, if mailed, on the date appearing on the return receipt therefore,

                                       13


          8.06. COUNTERPARTS. This agreement may be executed simultaneously in several counterparts, each of which be deemed an original but all of which together shall constitute one and the same instrument.

          8.07. This Agreement shall be governed by and construed pursuant to the laws of the Nevada


     IX.  TERMINATION

     This  Agreement may be terminated at any time prior to the Closing Date by:

          9.01. Mutual Agreement of the Company's Stockholders, Premier ASP and LCCP.

          9.02. The Premier ASP Stockholders or Premier ASP, if there has been a breach by LCCP of any material representation, warranty, covenant or agreement set forth in this Agreement on the part of LCCP that is not cured, to the reasonable satisfaction of the Premier ASP Stockholders or Premier ASP, within 10 business days after notice of such breach is given by the Premier ASP Stockholders or Premier ASP (except that no cure period will be provided for a breach by LCCP that by its nature cannot be cured):

          9.03 LCCP, if there has been a breach by the Premier ASP Stockholders or Premier ASP of any material representation, warranty, covenant or agreement set forth in this Agreement on the part of the Premier ASP Stockholders or Premier ASP that is not cured by the breaching party, to the reasonable satisfaction of LCCP, within 10 business days after notice of such breach is given by LCCP (except that no cure period will be provided for a breach by the premier ASP Stockholders or Premier ASP that by its nature cannot be cured);

          9.04 the Premier ASP Stockholders or LCCP, if the transactions contemplated by this Agreement have not been consummated prior to the Closing, unless the parties agree to extend such date; or

     (1) The Premier ASP Stockholders or LCCP if any permanent injunction or other order of a governmental entity of competent authority preventing the consummation of the transactions contemplated by this Agreement has become final and non-appealable.

     The party wishing to invoke its right to terminate this Agreement will notify the other parties in writing of its intention and setting forth an effective date for such termination.

                                       14

          Effect of Termination. In the event of the termination of this Agreement as provided in Section 9, this Agreement will be of no further force or effect; provided, however, that no termination of this Agreement will relieve any party of liability for any breach of this Agreement that is based on a wrongful refusal or failure to perform any obligations or for any covenant that by its nature survives termination of this Agreement.



     IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the Stockholders of the Company and by a duly authorized officer of the Buyer on the date first written.



By:/s/Kirt  W.  James                          By:/s/Curtiz  Gangi
      Kirt  James,  President  and  Director         Curtiz  Gangi,  CEO

Last  Company  Clothing,  Inc.                    Premier  ASP,  Inc.

                                       15